As filed with the Securities and Exchange Commission on September 18, 1998


                                                     Registration No. 333-52889

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                               ---------------


                              Amendment No. 3 to

                                   FORM S-1
                             REGISTRATION STATEMENT

                                     UNDER
                           THE SECURITIES ACT OF 1933
                                ---------------

                    SEACOAST FINANCIAL SERVICES CORPORATION
            (Exact name of registrant as specified in its charter)



           Massachusetts                        6712                                04-1659040
(State or other jurisdiction of     (Primary Standard Industrial     (I.R.S. employer identification number)
 incorporation or organization)      Classification Code Number)

                              791 Purchase Street
                       New Bedford, Massachusetts 02740
                                 (508) 984-6000
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                                 ---------------
                               KEVIN G. CHAMPAGNE
                     President and Chief Executive Officer


                    SEACOAST FINANCIAL SERVICES CORPORATION

      791 Purchase Street, New Bedford, Massachusetts 02740 (508) 984-6000 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                               ---------------
                                  Copies to:

                             Peter W. Coogan, Esq.
                          Carol Hempfling Pratt, Esq.
                            Foley, Hoag & Eliot LLP
                             One Post Office Square
                          Boston, Massachusetts 02109
                               ---------------
     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [X]

     The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                                EXPLANATORY NOTE

     The sole purpose of this Amendment No. 3 to Form S-1 filing is to correct the date on Exhibit 23.4.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, Seacoast Financial Services Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Bedford, The Commonwealth of Massachusetts, on September 18, 1998.


                                       SEACOAST FINANCIAL SERVICES CORPORATION



                                       By: /s/ Kevin G. Champagne
                                           ------------------------------------
                                           Kevin G. Champagne
                                           President and Chief Executive Officer




     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated on September 18, 1998.




                  Signature                                    Title
                  ---------                                    -----

        /s/ Kevin G. Champagne
------------------------------------------        President, Chief Executive Officer
            Kevin G. Champagne                    and Trustee (Principal Executive
                                                  Officer)


                   *                              Vice President and Treasurer (Principal
------------------------------------------        Financial and Accounting Officer)
       Francis S. Mascianica, Jr.

                   *
------------------------------------------        Trustee
           Manuel G. Camacho

                   *
------------------------------------------        Trustee
             David P. Cameron


                   *
------------------------------------------        Trustee
           Howard C. Dyer, Jr.


                   *
------------------------------------------        Trustee
              Glen F. Johnson


                   *
------------------------------------------        Trustee
            John D. Kelleher


                   *
------------------------------------------        Trustee
        Thornton P. Klaren, Jr.



                                      II-5



                  Signature                                      Title
                  ---------                                      -----


                   *
------------------------------------------        Trustee
            J. Louis LeBlanc



                   *
------------------------------------------        Trustee
               Terence G. Lewis





------------------------------------------        Trustee
              A. William Munro



------------------------------------------        Trustee
                Carl Ribeiro


                   *
------------------------------------------        Trustee
              Arthur W. Short


                   *
------------------------------------------        Trustee
            Joseph H. Silverstein


------------------------------------------        Trustee
             Gerald H. Silvia



------------------------------------------        Trustee
           William N. Whalen


* By: /s/ Kevin G. Champagne
      -------------------------------------
        Kevin G. Champagne
         Attorney-in-fact



                                      II-6